SUPPLEMENT DATED OCTOBER 3, 2023 TO THE

PROXY STATEMENT/ PROSPECTUS DATED JULY 20, 2023

TOUCHSTONE DYNAMIC ALLOCATION FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

TOUCHSTONE DYNAMIC INTERNATIONAL ETF

a series of

TOUCHSTONE ETF TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

The following information supplements and amends the Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") furnished to shareholders of the Touchstone Dynamic Allocation Fund (the "Target Fund"), a series of Touchstone Strategic Trust (the "Target Trust"), and as filed with the U.S. Securities and Exchange Commission on July 20, 2023. The Proxy Statement/Prospectus was furnished to the Target Fund's shareholders in connection with the solicitation of proxies by the Board of Trustees of the Target Trust for a Special Meeting of Shareholders, which was originally scheduled to take place on August 29, 2023. As discussed in the Proxy Statement/Prospectus, shareholder approval of the reorganization of the Target Fund into the Touchstone Dynamic International ETF (the "Acquiring ETF"), a series of Touchstone ETF Trust (the "Reorganization"), is required. This supplement does not change the proposal to be considered at the Special Meeting, which is described in the Proxy Statement/Prospectus. Capitalized terms used in this supplement and not otherwise defined herein have the meaning given to them in the Proxy Statement/Prospectus.

Certain dates in connection with the Reorganization are hereby changed as noted below to reflect a delay in the Reorganization:

-The Special Meeting of Shareholders of the Target Fund has been adjourned to October 27, 2023 at 12:30 p.m. Eastern time at the offices of the Target Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

-The Reorganization is expected to be completed on or about December 1, 2023.

-The last trade day to redeem Target Fund shares will be trade date November 20, 2023.

-The Acquiring ETF will open for trading on or about December 4, 2023.

-Steps taken prior to the Reorganization:

oFirst, on or about November 10, 2023, each class of shares of the Target Fund will be consolidated into Class Y (without a contingent deferred sales charge or other charge).

Accordingly, after that date, all Target Fund shareholders will own Class Y shares.

oSecond, prior to the Reorganization on or about November 17, 2023, the Target Fund will conduct a reverse stock split pursuant to which approximately every 2.4 Class Y shares (as of December 31, 2022) will be merged (referred to as reverse split) into one Class Y share (the "Reverse Split"), with the exact ratio to be determined at the time of the Reorganization.

oThird, on or about November 27, 2023, any fractional shares of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders.

* * * * *

There are no other changes to the Proxy Statement/Prospectus other than those date changes noted herein. This supplement does not revise or update any other information set forth in the Proxy Statement/Prospectus, and should be read in conjunction with the Proxy Statement/Prospectus. From and after the date of this supplement, any references to the "Proxy Statement/Prospectus" are to the Proxy Statement/Prospectus as supplemented hereby.

Please contact Shareholder Services at (800) 543-0407 or Morrow Sodali Fund Solutions, the proxy solicitor, at (888) 575-2251 for more information.

The date of this supplement is October 3, 2023.